                         AMERICAN HONDA FINANCE CORPORATION
               Servicer's Certificate - Honda Auto Lease Trust 1999-A
                      For the Fiscal Year Ended March 31, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                      3,300,158,606.28

Servicer Advance                                                                                                         --
Servicer Payahead                                                                                              7,383,934.30
Number of Contracts                                                                                                 172,598
Weighted Average Lease Rate (Discounted)                                                                               9.05%
Weighted Average Lease Rate                                                                                            6.29%
Weighted Average Remaining Term                                                                                       30.48
Servicing Fee Percentage (annual)                                                                                      1.00%


POOL DATA - CURRENT FISCAL YEAR
  Aggregate Net Investment Value                                                                           2,851,612,142.63
  Number of Current Contracts                                                                                       162,290
  Weighted Average Lease Rate (Discounted)                                                                             9.04%
  Weighted Average Lease Rate                                                                                          6.28%
  Weighted Average Remaining Term                                                                                     21.55


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
RESERVE FUND:
  Initial Deposit Amount                                                                                     115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                                             5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                                       181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                                          6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                                    214,081,288.79

  Beginning Balance                                                                                          115,274,540.12
  Net Investment Income Retained                                                                               5,542,800.43
  Excess Reserve Amount Released                                                                                         --
  Deposit Amount                                                                                              50,759,353.97
  Withdrawal Amount                                                                                                      --
  Ending Balance                                                                                             171,576,694.52
  Specified Reserve Fund Balance                                                                             181,145,705.90
  Net Investment Income                                                                                        5,542,800.43
  Cumulative Withdrawal Amount                                                                                           --
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

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CREDIT LOSSES:                                                                       VEHICLE COUNT             AMOUNT
                                                                                      -------------             ------
  Contracts Charged-off During the Fiscal Year                                            1474
  Discounted Principal Balance                                                                                26,607,877.70
  Net Liquidation Proceeds for the Fiscal Year                                                               (22,361,252.90)
  Recoveries - Previously Charged-off Contracts                                                                  955,398.18
          Aggregate Credit Losses for the Fiscal Year                                                          3,291,226.62

  Repossessions for the Fiscal Year                                                                                     802
  Cumulative Credit Losses for all Periods                                                                     3,291,226.62

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                                                                 0.32%
    First Preceding Collection Period                                                                                  0.08%
    Current Collection Period                                                                                          0.16%
-----------------------------------------------------------------------------------------------------------------------------------
TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average                                                                                                    0.19%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                                            Test Satisfied
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

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                                                                                                               DISCOUNTED
DELINQUENT CONTRACTS:                                         PERCENT          ACCOUNTS       PERCENT       PRINCIPAL BALANCE
                                                              -------          --------       -------       -----------------
  31-60 Days Delinquent                                        0.66%             1,074         0.66%          18,793,260.16
  61-90 Days Delinquent                                        0.10%               168         0.10%           2,949,881.95
  Over 90 Days Delinquent                                      0.07%               121         0.08%           2,227,565.70
  Total Delinquencies                                                            1,363                        23,970,707.81

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE
THAN 60 DAYS TO THE OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                 0.29%
    First Preceding Collection Period                                                                                  0.22%
    Current Collection Period                                                                                          0.18%

-----------------------------------------------------------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                                    0.23%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                            Test Satisfied
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


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RESIDUAL VALUE (GAIN) LOSS:                                                                          VEHICLES
                                                                                                     --------
  Matured Lease Vehicle Inventory Sold During the Fiscal Year                                           69            1,168,800.96
  Net Liquidation Proceeds                                                                                           (1,125,421.25)
  Net Residual Value (Gain) Loss                                                                                         43,379.71
  Cumulative Residual Value (Gain) Loss all periods                                                                      43,379.71
                                                                                                         AVERAGE        AVERAGE
                                                               NUMBER     SCHEDULED       SALE      NET LIQUIDATION     RESIDUAL
                                                                SOLD      MATURITIES      RATIO         PROCEEDS         VALUE
                                                               ------     ----------     ------      ---------------    --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                              5           14          35.71%           16,064.00     17,765.20
  First Preceding Collection Period                              17           16         100.00%           15,295.90     16,223.87
  Current Collection Period                                      38           43          88.37%           17,238.83     17,601.28
  Three Month Average                                                                                      16,199.58     17,196.78
Ratio of Three Month Average Net Liquidation Proceeds to                                                               -----------
Average Residual Value                                                                                                       94.20%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    CURRENT COLLECTION PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                           AMOUNT/RATIO                 TEST MET?
-------------------------------                                                     -------------------------           ---------
a) Number of Vehicles Sold > 45% of Scheduled Maturities
     and >= 500 Scheduled Maturities                                                            88.37%                         Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of
     Average Residual Values                                                                    94.20%                         Yes
Residual Value Test  (Test satisfied if tests a and b = Yes)                                                        Test Satisfied
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


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SERVICER'S FEE DUE:                                                                                                    AMOUNT
                                                                                                                       ------
Prior Cumulative Servicer's Fee Shortfall                                                                                        --
Servicer's Fee Due This Fiscal Year                                                                                   23,270,661.54
Servicer's Fee Paid                                                                                                   23,270,661.54

Current Cumulative Servicer's Fee Shortfall                                                                                      --
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

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ADVANCES AND PAYAHEADS:                                                                                                 AMOUNT
                                                                                                                        ------
 ADVANCES
  Prior Outstanding Servicer Advances                                                                                           --
  Net Advance/(Recovery) This Fiscal Year                                                                             1,815,093.02
  Nonrecoverable Prior Advances                                                                                        (877,884.26)
  Current Outstanding Servicer Advances                                                                                 937,208.76
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahd Balance                                                                                    7,383,934.30
  Net Allocation/(Collections) of Advanced Payments This Fiscal Year                                                  (983,459.23)
  Current Outstanding Payahead Balance                                                                                8,367,393.53
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

                                                                                     SECURITIES       CLASS A1        CLASS A2
                                                                         TOTAL      BALANCE (99.8%)    BALANCE        BALANCE
                                                                     -------------  ---------------  -------------  ------------
COLLECTIONS FOR THE FISCAL YEAR:
INTEREST
  Scheduled Interest Collections                                    200,123,458.85  199,723,211.94              --             --

  Interest Related To Prepayments in Full                             2,538,548.95    2,533,471.86              --             --
  Interest Related To Full Term and Over Term Payoffs                    19,559.59       19,520.47              --             --
  Interest Related to Reallocation Payments                             709,511.02      708,091.98              --             --
  Excess Liquidation Proceeds                                             2,598.44        2,593.24              --             --
  Recoveries                                                            955,398.18      953,487.38              --             --
    Available Interest                                              204,349,075.03  203,940,376.87              --             --
PRINCIPAL
  Scheduled Principal Collections                                   261,756,445.75  261,232,932.86              --             --
  Prepayments In Full                                                80,529,051.32   80,367,993.21              --             --
  Full Term and Over Term Payoffs                                     2,973,369.53    2,967,422.79              --             --
  Reallocation Payment                                               75,510,918.22   75,359,896.39              --             --
  Net Liquidation Proceeds                                           23,484,075.71   23,437,107.56              --             --
    Available Principal                                             444,253,860.53  443,365,352.81              --             --

WITHDRAWAL FROM RESERVE FUND                                                    --
TOTAL OF SOURCES FOR DISTRIBUTION                                   648,602,935.56

DISTRIBUTIONS FOR THE FISCAL YEAR:
INTEREST
  Transferor Interest                                                   362,156.84              --              --             --
  Capped Trustee Fees                                                           --              --              --             --
  Class A Interest                                                  123,597,436.01  123,597,436.01    6,970,295.49  15,247,229.42
  Class A Interest Carryover Shortfalls                                         --              --              --             --
  Class B Interest                                                    3,121,066.67    3,121,066.67              --             --
  Class B Interest Carryover Shortfalls                                         --              --              --             --
  Class C Interest                                                    3,238,400.00    3,238,400.00              --             --
  Class C Interest Carryover Shortfalls                                         --              --              --             --
  Capped Contingent and Excess Liability Premiums                               --              --              --             --
  Capped Origination Trust Administrative Expenses                              --              --              --             --
  Other Capped Trustee Fees                                                     --              --              --             --
  Servicer's Fee                                                     23,270,661.54   23,224,120.22              --             --
  Unpaid Servicer's Fees Related to Prior Collection Periods                    --              --              --             --
  Reserve Fund Deposit                                               50,759,353.97   50,759,353.97              --             --
  Certificate Interest                                                          --              --              --             --
  Certificate Interest Carryover Shortfall                                      --              --              --             --
  Class A Covered Loss Amount                                                   --              --              --             --
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                         --              --              --             --
  Class B Covered and Uncovered Loss Amount                                     --              --              --             --
  Class C Covered and Uncovered Loss Amount                                     --              --              --             --
  Class B Note Principal Loss Carryover Shortfall                               --              --              --             --
  Class C Note Principal Loss Carryover Shortfall                               --              --              --             --
  Class B Note Interest on Principal Loss Carryover Shortfall                   --              --              --             --
  Class C Note Interest on Principal Loss Carryover Shortfall                   --              --              --             --
  Certificate Principal Loss Amount/Certificate Principal Carryover
    Shortfall                                                                   --              --              --             --
  Uncapped Administrative Expenses (paid to the Trustees)                       --              --              --             --
  Excess Interest to Transferor                                                 --              --              --             --
    TOTAL DISTRIBUTIONS OF INTEREST                                 204,349,075.03  203,940,376.87    6,970,295.49  15,247,229.42

PRINCIPAL
  Transferor Principal                                                  888,507.72              --              --             --
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes             443,365,352.81  443,365,352.81  380,000,000.00  63,365,352.81
  Principal Distribution to A-5, B and C Notes                                  --              --              --             --
  Principal Distribution to Certificates                                        --              --              --             --
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                444,253,860.53  443,365,352.81  380,000,000.00  63,365,352.81

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                                             --              --             --
  Current Period Increase (Decrease)                                                 10,695,108.92              --             --
  Ending Balance                                                                     10,695,108.92              --             --

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                             --              --              --             --
  Current Period Increase (Decrease)                                  4,353,148.10    4,344,441.80              --             --
  Ending Balance                                                      4,353,148.10    4,344,441.80              --             --


                                                                       CLASS A3      CLASS A4      CLASS A5      CLASS B
                                                                       BALANCE       BALANCE       BALANCE       BALANCE
                                                                     ------------  ------------  ------------  -----------
COLLECTIONS FOR THE FISCAL YEAR:
INTEREST
  Scheduled Interest Collections                                               --            --            --           --

  Interest Related To Prepayments in Full                                      --            --            --           --
  Interest Related To Full Term and Over Term Payoffs                          --            --            --           --
  Interest Related to Reallocation Payments                                    --            --            --           --
  Excess Liquidation Proceeds                                                  --            --            --           --
  Recoveries                                                                   --            --            --           --
    Available Interest                                                         --            --            --           --
PRINCIPAL
  Scheduled Principal Collections                                              --            --            --           --
  Prepayments In Full                                                          --            --            --           --
  Full Term and Over Term Payoffs                                              --            --            --           --
  Reallocation Payment                                                         --            --            --           --
  Net Liquidation Proceeds                                                     --            --            --           --
    Available Principal                                                        --            --            --           --
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS FOR THE FISCAL YEAR:
INTEREST
  Transferor Interest                                                          --            --            --           --
  Capped Trustee Fees                                                          --            --            --           --
  Class A Interest                                                   17,351,111.09 45,866,666.67 38,162,133.33          --
  Class A Interest Carryover Shortfalls                                        --            --            --           --
  Class B Interest                                                             --            --            --  3,121,066.67
  Class B Interest Carryover Shortfalls                                        --            --            --           --
  Class C Interest                                                             --            --            --           --
  Class C Interest Carryover Shortfalls                                        --            --            --           --
  Capped Contingent and Excess Liability Premiums                              --            --            --           --
  Capped Origination Trust Administrative Expenses                             --            --            --           --
  Other Capped Trustee Fees                                                    --            --            --           --
  Servicer's Fee                                                               --            --            --           --
  Unpaid Servicer's Fees Related to Prior Collection Periods                   --            --            --           --
  Reserve Fund Deposit                                                         --            --            --           --
  Certificate Interest                                                         --            --            --           --
  Certificate Interest Carryover Shortfall                                     --            --            --           --
  Class A Covered Loss Amount                                                  --            --            --           --
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                        --            --            --           --
  Class B Covered and Uncovered Loss Amount                                    --            --            --           --
  Class C Covered and Uncovered Loss Amount                                    --            --            --           --
  Class B Note Principal Loss Carryover Shortfall                              --            --            --           --
  Class C Note Principal Loss Carryover Shortfall                              --            --            --           --
  Class B Note Interest on Principal Loss Carryover Shortfall                  --            --            --           --
  Class C Note Interest on Principal Loss Carryover Shortfall                  --            --            --           --
  Certificate Principal Loss Amount/Certificate Principal Carryover
    Shortfall                                                                  --            --            --           --
  Uncapped Administrative Expenses (paid to the Trustees)                      --            --            --           --
  Excess Interest to Transferor                                                --            --            --           --
    TOTAL DISTRIBUTIONS OF INTEREST                                  17,351,111.09 45,866,666.67 38,162,133.33 3,121,066.67

PRINCIPAL
  Transferor Principal                                                         --            --            --           --
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                        --            --            --           --
  Principal Distribution to A-5, B and C Notes                                 --            --            --           --
  Principal Distribution to Certificates                                       --            --            --           --
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                           --            --            --           --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                            --            --            --           --
  Current Period Increase (Decrease)                                           --            --            --           --
  Ending Balance                                                               --            --            --           --

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                            --            --            --           --
  Current Period Increase (Decrease)                                           --            --            --           --
  Ending Balance                                                               --            --            --           --

                                                                                                  TRANSFEROR
                                                                       CLASS C     CERTIFICATE      INTEREST
                                                                       BALANCE      BALANCE         BALANCE
                                                                     -----------   ------------    -----------
COLLECTIONS FOR THE FISCAL YEAR:
INTEREST
  Scheduled Interest Collections                                              --             --    400,246.91

  Interest Related To Prepayments in Full                                     --             --      5,077.09
  Interest Related To Full Term and Over Term Payoffs                         --             --         39.12
  Interest Related to Reallocation Payments                                   --             --      1,419.04
  Excess Liquidation Proceeds                                                 --             --          5.20
  Recoveries                                                                  --             --      1,910.80
    Available Interest                                                        --             --    408,698.16
PRINCIPAL
  Scheduled Principal Collections                                             --             --    523,512.89
  Prepayments In Full                                                         --             --    161,058.11
  Full Term and Over Term Payoffs                                             --             --      5,946.74
  Reallocation Payment                                                        --             --    151,021.83
  Net Liquidation Proceeds                                                    --             --     46,968.15
    Available Principal                                                       --             --    888,507.72
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS FOR THE FISCAL YEAR:
INTEREST
  Transferor Interest                                                         --             --    362,156.84
  Capped Trustee Fees                                                         --             --            --
  Class A Interest                                                            --             --            --
  Class A Interest Carryover Shortfalls                                       --             --            --
  Class B Interest                                                            --             --            --
  Class B Interest Carryover Shortfalls                                       --             --            --
  Class C Interest                                                   3,238,400.00            --            --
  Class C Interest Carryover Shortfalls                                       --             --            --
  Capped Contingent and Excess Liability Premiums                             --             --            --
  Capped Origination Trust Administrative Expenses                            --             --            --
  Other Capped Trustee Fees                                                   --             --            --
  Servicer's Fee                                                              --             --     46,541.32
  Unpaid Servicer's Fees Related to Prior Collection Periods                  --             --            --
  Reserve Fund Deposit                                                        --             --            --
  Certificate Interest                                                        --             --            --
  Certificate Interest Carryover Shortfall                                    --             --            --
  Class A Covered Loss Amount                                                 --             --            --
  Class A Note Principal Loss Amount/Class A Note Principal
    Carryover Shortfall                                                       --             --            --
  Class B Covered and Uncovered Loss Amount                                   --             --            --
  Class C Covered and Uncovered Loss Amount                                   --             --            --
  Class B Note Principal Loss Carryover Shortfall                             --             --            --
  Class C Note Principal Loss Carryover Shortfall                             --             --            --
  Class B Note Interest on Principal Loss Carryover Shortfall                 --             --            --
  Class C Note Interest on Principal Loss Carryover Shortfall                 --             --            --
  Certificate Principal Loss Amount/Certificate Principal Carryover
    Shortfall                                                                 --             --            --
  Uncapped Administrative Expenses (paid to the Trustees)                     --             --            --
  Excess Interest to Transferor                                               --             --            --
    TOTAL DISTRIBUTIONS OF INTEREST                                  3,238,400.00            --    408,698.16

PRINCIPAL
  Transferor Principal                                                        --             --    888,507.72
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                       --             --            --
  Principal Distribution to A-5, B and C Notes                                --             --            --
  Principal Distribution to Certificates                                      --             --            --
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                          --             --    888,507.72

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                           --             --
  Current Period Increase (Decrease)                                          --  10,695,108.92
  Ending Balance                                                              --  10,695,108.92

NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                           --             --            --
  Current Period Increase (Decrease)                                          --   4,344,441.80      8,706.30
  Ending Balance                                                              --   4,344,441.80      8,706.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           SECURITIES           CLASS A1
                                                                    TOTAL                BALANCE (99.8%)        BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                          204,349,075.03         203,940,376.87       6,970,295.49
  Principal Distributions                                         444,253,860.53         443,365,352.81     380,000,000.00
          Total Distributions                                     648,602,935.56         647,305,729.68     386,970,295.49


ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)                         3,300,158,606.28
  Initial Note/Certificate Balance                                                     3,293,558,289.00     380,000,000.00
  Percent of ANIV                                                                           99.80%              11.51%
  Class Allocation Percentage                                                                                   12.89%
  Note/Certificate Factor                                                                                        1.00
  Note/Certificate Rate                                                                                          5.445%
  Servicer Advance                                                         --
  Servicer Payahead                                                 7,383,934.30
  Number of Contracts                                                 172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                      30.48
  Servicing Fee Percentage                                             1.00%

POOL DATA PRIOR FISCAL YEAR
  Aggregate Net Investment Value (ANIV)                         3,300,158,606.28
  Note/Certificate Balance                                                             3,293,558,289.00     380,000,000.00
  Percent of ANIV                                                                           99.80%             11.51%
  Class Allocation Percentage                                                                                  12.89%
  Note/Certificate Factor                                                                                       1.00
  Servicer Advance                                                         --
  Servicer Payahead                                                 7,383,934.30
  Number of Contracts                                                 172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                      30.48
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                           0

POOL DATA CURRENT FISCAL YEAR
  Aggregate Net Investment Value (ANIV)                         2,851,612,142.63
  Note/Certificate Balance                                                            2,845,908,918.44
  Percent of ANIV                                                                          99.80%              0.00%
  Class Allocation Percentage                                                                                  0.00%
  Note/Certificate Factor                                                                                      0.00
  Servicer Advance                                                    937,208.76
  Servicer Payahead                                                 8,367,393.53
  Number of Contracts                                                 162,290
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                      21.55
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                          261
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A2         CLASS A3           CLASS A4          CLASS A5
                                                                  BALANCE          BALANCE            BALANCE           BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                       15,247,229.42    17,351,111.09       45,866,666.67    38,162,133.33
  Principal Distributions                                      63,365,352.81            --                  --               --
          Total Distributions                                  78,612,582.23    17,351,111.09       45,866,666.67    38,162,133.33


ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                            360,000,000.00   400,000,000.00   1,000,000,000.00    807,000,000.00
  Percent of ANIV                                                10.91%           12.12%            30.30%             24.45%
  Class Allocation Percentage                                    12.22%           13.57%            33.93%             27.38%
  Note/Certificate Factor                                         1.00             1.00              1.00               1.00
  Note/Certificate Rate                                           5.875%           6.100%            6.450%             6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR FISCAL YEAR
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    360,000,000.00   400,000,000.00   1,000,000,000.00    807,000,000.00
  Percent of ANIV                                                10.91%           12.12%            30.30%             24.45%
  Class Allocation Percentage                                    12.22%           13.57%            33.93%             27.38%
  Note/Certificate Factor                                         1.00             1.00              1.00               1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                             0                0                 0                  0

POOL DATA CURRENT FISCAL YEAR
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    296,634,647.19   400,000,000.00   1,000,000,000.00    807,000,000.00
  Percent of ANIV                                                10.40%           14.03%            35.07%             28.30%
  Class Allocation Percentage                                    11.85%           15.98%            39.94%             32.23%
  Note/Certificate Factor                                         0.82             1.00              1.00               1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                             261              256               256                256
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
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                                                                  CLASS B          CLASS C      CERTIFICATE   TRANSFEROR INTEREST
                                                                  BALANCE          BALANCE        BALANCE            BALANCE
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
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                        3,121,066.67     3,238,400.00          --            408,698.16
  Principal Distributions                                              --               --             --            888,507.72
          Total Distributions                                   3,121,066.67     3,238,400.00          --          1,297,205.88


ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                            66,000,000.00    66,000,000.00   214,558,289.00      6,600,317.28
  Percent of ANIV                                                2.00%            2.00%             6.50%              0.20%
  Class Allocation Percentage                                  100.00%          100.00%           100.00%
  Note/Certificate Factor                                        1.00             1.00              1.00
  Note/Certificate Rate                                          6.650%           6.900%            6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR FISCAL YEAR
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    66,000,000.00    66,000,000.00   214,558,289.00      6,600,317.28
  Percent of ANIV                                                2.00%            2.00%             6.50%              0.20%
  Class Allocation Percentage                                  100.00%          100.00%           100.00%
  Note/Certificate Factor                                        1.00             1.00              1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                            0                0                 0

POOL DATA CURRENT FISCAL YEAR
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    66,000,000.00    66,000,000.00   210,274,271.25      5,703,224.19
  Percent of ANIV                                                2.31%            2.31%             7.37%             0.20%
  Class Allocation Percentage                                  100.00%          100.00%           100.00%
  Note/Certificate Factor                                        1.00             1.00              0.98
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                            256              256               256


I hereby certify to the best of my knowledge that the report provided is true and correct.


--------------------------------------
John Weisickle, Vice President Finance
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


NOTE: "Collection Period" represents calendar months except for the first collection period which represents July 1, 1999 through August 31, 1999.